                                                                  Exhibit (e)(2)

          PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST
                             FOR CONFIDENTIAL TREATMENT

                    INTERACTIVE WEB TERMINAL VOLUME PURCHASE
                                       AND
                              MARKETING PARTNERSHIP
                                    ADDENDUM

This Addendum supplements and modifies the Master Agreement dated _________ between NCR Corporation ("NCR") and Inter*Act Electronic Marketing, Incorporated ("you"). To the extent any provisions of this Addendum are inconsistent with the terms and conditions of the Master Agreement, the provisions of this Addendum will prevail.

1.0      MARKETING PARTNERSHIP

NCR and Inter*Act have agreed to become strategic partners in the sale and marketing of Interactive Web Terminals. Further, in an effort to implement this strategic relationship the parties agree to the following terms.

1.1. Inter*Act and NCR mutually agree to port applications to NCR's Interactive Web Kiosk environment as per a separate Porting Agreement.

2.0      EXCLUSIVE RELATIONSHIP

Inter*Act agrees that NCR will be its sole and exclusive supplier of Interactive Web Terminals unless an end user explicitly requires that another supplier be used or NCR cannot meet the end user's specification. This commitment will be effective for the duration of the partnership detailed in Section 3.0.

2.1 As part of this exclusive arrangement NCR agrees to provide space in NCR's booth at the 2000 Marketechnics and FMI Trade Shows and other trade shows, including those held in Europe, as mutually agreed upon.

2.2 NCR will also develop joint sales strategies and presentations with Inter*Act for deployment in Q1, 2000 as mutually agreed upon. The parties will mutually agree upon NCR/Inter*Act sales engagement plans that clearly define roles and responsibilities, expectations and obligations of both parties by region and in a specific customer engagement.

3.0      TERM

The Term of this Addendum begins January 24, 2000 and ends January 23, 2002. During this Term Inter*Act has the right to purchase and take delivery of up to 10,000 Interactive Web Terminals from NCR at the prices outlined in Attachment
1. At the end of this Term the parties may, upon mutual agreement, elect to extend this Addendum with the understanding that pricing and payment terms may be revised.

4.0 APPLICABILITY - PRODUCTS COVERED

This Addendum applies only to the products listed in Attachment 1 (the "Products") which are: (i) purchased from NCR, either directly or through a leasing company; and (ii) delivered during the Term. NCR may substitute Products, provided the substitute


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
Products do not materially impact form, fit or function. NCR agrees to provide Inter*Act sufficient advance notification to ensure that Inter*Act's Customer Quality Assurance process can be completed.

5.0      ORDERS

All orders, regardless of the form used, will be governed by this Addendum and the Master Agreement. Any pre-printed language on your order form will have no force or effect.

6.0      INVOICING AND PAYMENT TERMS

6.1 Units 1 - 5,000 Only. Invoicing will occur 5 days after shipment of Products to Inter*Act's designated staging contractor. For accounts in which Inter*Act has a special pricing agreement with its end user, Inter*Act will pay [ ]% of the NCR invoice within [ ] days after the date of the invoice and the remaining [ ]% within [ ] days after the date of the invoice. A list of end user customers with whom Inter*Act has special pricing agreements is listed in Attachment 2, which may be updated, in writing, from time to time. For all other accounts, Inter*Act will pay 100% of the invoice within [ ] days after the date of the invoice. The [ ] day payment delay is only applicable to the first 5,000 units shipped.

6.2 Units 5,001 - 10,000. Invoicing will occur 5 days after shipment of Products to Inter*Act's designated staging contractor. Inter*Act will pay 100% of the invoice within [ ] days after the date of the invoice. Additionally, Inter*Act will be charged [______] for each unit shipped. This [_____]charge is only applicable units 5,001 to 10,000.

7.0      PRICES

The Product prices in this Addendum do not include NCR's standard freight, duties, distribution, and installation charges, any other charges associated with your site or other requirements, and all taxes which relate to your acquisition of the products (excluding NCR's net corporate income or franchise taxes) all of which shall be the responsibility of Inter*Act. NCR will provide Interact with an estimate of the current freight and duty charges.

The price for the three Product configurations listed in Attachment 1 are:
                           Model A -[       ]
                           Model B -[       ]
                           Model C -[       ]

Details of specific options such as printers, speakers, MSR's and other optional components are also included in Attachment 1.

8.0      EQUITY INTEREST

In consideration of the discounts provided to Inter*Act in this Addendum, Inter*Act agrees to issue shares of stock to NCR equivalent in value to [ ] for each unit purchased. The share value applicable for different equipment configurations, the method for determining the value of the stock, registration and anti-dilution rights and

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

class of shares will be set forth in a separate agreement between the parties to be negotiated in good faith and executed within 30 days after the date of this Agreement.

9.0      ORDER CHANGES

You may cancel any order in whole or in part, delay delivery or change the installation location by providing written notice prior to shipment subject to the Change Order Policy in Attachment 3.

10.0     CONFIDENTIALITY

This Agreement shall be considered confidential and each party will use reasonable efforts to prevent the disclosure of its contents to any person not an employee, except as may be required by law or government regulation. The specific areas covered by this clause include contract price, terms & conditions and other information that is specific to relevant negotiated issues that are not covered by Section 11.0 below.

11.0     PUBLICITY

Without revealing any specific terms of this Agreement, you may disclose that NCR is your vendor and NCR may disclose that you are an NCR customer, and both parties may disclose the Products you are purchasing from NCR, the contract value and the purpose for which you intend to use those Products. Each party may request the other to participate in mutually agreed upon marketing activities, including participating in and providing quotes for inclusion in press releases, participating in print and television advertisements, discussions with the media and business analysts, speaking at company and industry events and allowing the other to document a case study of its use of NCR products.

It is understood that Inter*Act may disclose the contract in its 10-K report to the Securities and Exchange Commission but will request confidentiality with respect to pricing.

INTER*ACT ELECTRONIC MARKETING                         NCR CORPORATION
INCORPORATED

Signature                                              Signature

Title                                                  Title

Typed Name                                             Typed Name

Date                                                   Date

                                                       /S/ ALAN COUCH    3/1/00
                                                       Signature

                                                       VP RETAIL KIOSK
                                                       Title

                                                       ALAN COUCH
                                                       Printed Name

                                  ATTACHMENT 1

        MODEL A                    12.1" DISPLAY/ SCANNER/MSR
                                               $[ ]

        7401-3112-8001                      Retail Self Service Terminal-Scanner

        7401-F002                           LCD Color Display Active

        7401-F012                           266 Mhz Processor

        7401-F022                           64MB RAM

        7401-F101                           3 Track MSR

        7401-F402                           NT Operating System

        7401-F601                           US Power Cord

        7401-F051                           4.3 MB Hard Drive

        7401-F200                           Integrated hi-fi stereo speakers

        7401-F580                           Self Service Printer

        7401-K523                           Wall mount Bracket with SS printer

        D370-0431-0100                      7401 NT Client Platform Software

        D370-0432-0100                      7401 NT/95 Win 95 Server Platform
                                            Software

        D370-0433-0100                      7401 NT Operating System Recovery
                                            Software

        A370-0022-0100                      7401 Bios and Bios Update Software


        MODEL B                      12.1" DISPLAY/SCANNER
                                               $[ ]

        7401-3112-8001                      Retail Self Service Terminal-Scanner

        7401-F002                           LCD Color Display Active

        7401-F012                           266 Mhz Processor

        7401-F022                           64MB RAM

        7401-F402                           NT Operating System

        7401-F601                           US Power Cord

        7401-F051                           4.3 MB Hard Drive

        7401-F200                           Integrated hi-fi stereo speakers

        7401-F580                           Self Service Printer

        7401-K523                           Wall mount Bracket with SS printer

        D370-0431-0100                      7401 NT Client Platform Software

        D370-0432-0100                      7401 NT/95 Win 95 Server Platform
                                            Software

        D370-0433-0100                      7401 NT Operating System Recovery
                                            Software

        A370-0022-0100                      7401 Bios and Bios Update Software

        No Pedestal

        No PCMCIA

        MODEL C                                12.1" DISPLAY
                                                     $[ ]

        7401-2112-8001                      Retail Self Service Terminal-Scanner

        7401-F002                           LCD Color Display Active

        7401-F012                           266 Mhz Processor

        7401-F022                           64MB RAM

        7401-F402                           NT Operating System

        7401-F601                           US Power Cord

        7401-F051                           4.3 MB Hard Drive

        7401-F200                           Integrated hi-fi stereo speakers

        7401-F580                           Self Service Printer

        7401-K523                           Wall mount Bracket with SS printer

        D370-0431-0100                      7401 NT Client Platform Software

        D370-0432-0100                      7401 NT/95 Win 95 Server Platform
                                            Software

        D370-0433-0100                      7401 NT Operating System Recovery
                                            Software

        A370-0022-0100                      7401 Bios and Bios Update Software

        No Pedestal

        No PCMCIA


 Components                   Item                                     Price

7401-F024 *                   128MB DRAM                               $[    ]

7401-F101- **                 3 Track MSR                              $[    ]

7401-F402**                   NT operating System                      $[    ]

7401-                         10GB Disk drive   *

7401-F200 **                  Integrated hi-fi stereo speakers         $[    ]

7401-F580 **                  Self Service Printer                     $[    ]

7401-K523 **                  Wall mount Bracket with SS printer       $[    ]

D370-0431-0100 **             7401 NT Client Platform Software         $[    ]

D370-0432-0100 **             7401 NT/95 Win 95 Server Platform
                              Software                                 $[    ]

D370-0433-0100 **             7401 NT Operating System Recovery
                              Software                                 $[    ]

A370-0022-0100 **             7401 Bios and Bios Update Software       $[    ]

*Price for 12.1 GB Hard Drive will be provided when released.

(1) Indicates that NCR has established certification guidelines for this Product. You must maintain certification in accordance with those guidelines in order to remarket this Product.

*    These items would be added to a configuration

**   These items could potentially be removed from a configuration

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
                                  ATTACHMENT 2

      List of Inter*Act end users with special pricing end user agreements

         TEXT OF ATTACHMENT REDACTED PURSUANT TO CONFIDENTIALITY REQUEST

                                  ATTACHMENT 3
                              ORDER CHANGE POLICIES

Customer initiated changes increase NCR administration cost. Any order change is defined as any change to the configuration ordered, requested delivery date or location or cancellation.

CUSTOMER REQUESTED CHANGES                        CUSTOMER CHARGE

A.       Expedite shipment, i.e. air freight      Actual cost plus handling

2.       Order change
         Configuration change--less than 15
         working days                             [ ]% net order value
         Delay shipment--less than 30 days        [ ]% net order value
                       More than 30 days          [ ]% net order value per month
         Change location                          [ ]% net order value

C.       Cancellation--less than 60 days          [ ]% net order value